Right of Use Assets and Lease Obligations	12 Months Ended
Oct. 31, 2021
Right of Use Assets and Lease Obligations
Right of Use Assets and Lease Obligations
25.	Right of Use Assets and Lease Obligations

The Company entered into various lease agreements predominantly to execute its retail platform strategy. The Company leases properties such as various retail stores and offices. Lease contracts are typically made for fixed periods of 5 to 10 years but may have extension options. Lease terms are negotiated on an individual basis and contain a wide range of different terms and conditions.

Right of use assets
$
Balance at November 1, 2020	16,413
Net additions	19,682
Impairment loss	(1,210)
Depreciation expense for the period	(6,900)
Balance at October 31, 2021	27,985

Lease Liabilities
$
Balance at November 1, 2020	16,668
Net additions	18,365
Cash outflows in the period	(7,449)
Accretion (Interest) expense for the period ended	2,189
Balance at October 31, 2021	29,773
Current	(5,729)
Non-current	24,044

As at October 31, 2021, $506 (October 31, 2020 - $1,716) is due to the Company in respect of sublease arrangements for franchise cannabis retail locations. For the year ended October 31, 2021, $439 was received in respect of sublease arrangements, which was recognized as other revenue. During the year ended October 31, 2021, the Company also paid $2,906 in variable operating costs associated to the leases which are expensed under general and administrative expenses.

During the year ended October 31, 2021, the Company identified ten locations that were closed permanently due to market pressures and increased competition, resulting impairment of $1,210 in right of use assets.